UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
 Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2018
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BlackRock, Inc.
(Exact name of registrant as specified in its charter)

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DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (212) 810-5300

 (Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)	Election of New Directors
On March 15, 2018, the Board of Directors (the “Board”) of BlackRock, Inc. (the “Company”) elected William E. Ford, Margaret L. Johnson and Mark Wilson to serve as directors of the Board.  Each person is joining the Board as an independent director.
Mr. Ford is the Chief Executive Officer of General Atlantic, a position he has held since 2007.  He also serves as Chairman of General Atlantic’s Executive Committee and is a member of the firm’s Investment and Portfolio Committees.
Ms. Johnson has been an Executive Vice President of Business Development at Microsoft Corporation since September 2014.  Prior to joining Microsoft, Ms. Johnson served in various leadership positions across engineering, sales, marketing and business development at Qualcomm Incorporated.
Mr. Wilson has served as the Chief Executive Officer of Aviva plc, a multinational insurance company headquartered in the UK, since 2013.  Prior to joining Aviva, Mr. Wilson worked in Asia for 14 years, including as the Chief Executive Officer of AIA Group Limited, a leading pan-Asian company.
None of Messrs. Ford and Wilson and Ms. Johnson, nor any of their immediate family members, is a party, directly or indirectly, to any related person transaction required to be reported pursuant to Item 404(a) of Regulation S-K.  The new directors will be appointed to one or more Board committees following a review of the Company’s existing Board committee composition.  Until then, the new directors will rotate through each Board committee.
The Company issued a press release on March 15, 2018 announcing the director appointments described above.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description
99.1	Press Release issued by the Company on March 15, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

By:	/s/ Daniel R. Waltcher
Daniel R. Waltcher
Managing Director and Deputy General Counsel

 Date:  March 15, 2018